SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):                                                                                          May 3, 2005

                                            INFINITY PROPERTY AND CASUALTY CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	000-50167	03-0483872
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

                                                  3700 Colonnade Parkway, Birmingham, Alabama 35243
(Address of principal executive offices) (Zip Code)

                                                                                      (205) 870-4000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 – Results of Operations and Financial Condition.

        On May 3, 2005, the Registrant held a publicly accessible conference call with analysts and investors to report its financial results for the quarter ended March 31, 2005. The transcript of the conference call is furnished as Exhibit 99 and is incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits.

        The following exhibit is furnished with this report on Form 8-K:

99	Transcript of Earnings Conference Call dated May 3, 2005

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 6, 2005	INFINITY PROPERTY AND CASUALTY CORPORATION BY: /s/Samuel J. Simon ——————————————————— Name: Samuel J. Simon Title: Senior Vice President, General Counsel and Secretary